UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Science and Technology Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

15 Investment Portfolio

22 Statement of Assets and Liabilities

24 Statement of Operations

25 Statement of Changes in Net Assets

26 Financial Highlights

31 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Information About Your Fund's Expenses

45 Tax Information

46 Advisory Agreement Board Considerations and Fee Evaluation

51 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

Deutsche Science and Technology Fund returned 9.80% during the 12-month period ended October 31, 2015, compared with the 5.20% return of its benchmark, the Standard & Poor's 500® (S&P 500) Index, and with the 14.24% return of the S&P® North American Technology Sector Index.

Principal Investments

Under normal circumstances, the fund invests at least 80% of its net assets in the common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes or services, in the opinion of portfolio management, are benefitting, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries.

Uncertainty over the direction of U.S. Federal Reserve Board (the Fed) policy, the economic slump in China and plunging oil prices roiled financial markets during the 12-month period, but technology stocks led by merger and acquisition activity, and Internet-related issues posted strong returns.

Within technology, Internet-related firms and software companies generally outperformed, while hardware issues underperformed due to the emerging-markets slowdown and weakness in storage stocks and personal computer shipments. Semiconductor stocks were volatile, buffeted by merger and acquisition activity sandwiched between reduced earnings forecasts. Software companies that offer cloud-related services continued to edge out old-line client-server firms. Elsewhere, health care and biotechnology stocks posted healthy returns for most of the period, until political discussions surrounding potential additional regulations induced a correction for biotechnology issues.

Fund Performance

On June 2, 2014, the fund changed its name to Deutsche Science and Technology Fund. This name reflects the fund's new, broader investment mandate. Rather than being confined only to stocks that fit the traditional definition of technology, we expanded the fund's reach to incorporate companies that use science to develop their products and services. These include not just companies operating in the technology sector, but also health care, industrial, energy and materials companies that are developing innovative solutions.

The fund, while delivering a strong absolute return and having achieved an above-average peer ranking (79 of 207 similar funds over the 12 months ended October 31, 2015) within its Morningstar Technology Funds group category, underperformed the benchmark due to a combination of negative effects including underweight positions in Amazon.com, Inc. and Microsoft Corp., underperformance in non-technology sectors, and stock selection.

Within technology, the fund strongly benefited from its positions in Alphabet Inc., Palo Alto Networks, Inc. and salesforce.com, Inc. during the period. Alphabet, the parent company of Google, is profiting from its dominant position in online search advertising, the gradual monetization of its Youtube property and the new chief financial officer's mandate to be more cautious regarding capital spending. Investors became convinced that reduced spending will be especially helpful in boosting the company's earnings over time. In the case of Palo Alto Networks, the company has been experiencing rapid growth as enterprise customers have embraced the company's market-leading network security solution. High-profile data-breach incidents have supported high levels of enterprise-security budgets that have benefited the entire security industry, but more so for Palo Alto as they are gaining market share. In addition, the fund's position in salesforce.com, a cloud application company that provides sales, marketing and service solutions to enterprises, benefited from the company's growing market share, expansion of product offerings and strong demand for cloud applications. Outside of the technology area, holdings in Thoratech Corp.,* a medical device company focused on treatment of heart failures, added to returns as the company was acquired by St. Jude Medical, Inc.* during the period.

"The fund continues to focus on higher quality within the Internet and software and services subsectors, as we foresee ample growth within that area; at the same time, we plan to avoid smaller technology companies with high valuations."

Over the 12 months ended October 31, 2015, the fund's positions in Twitter, Inc.,* Super Micro Computer, Inc.* and Baidu, Inc. detracted from returns. Twitter has experienced difficulties in expanding its user base, and for this reason it was punished by investors. Super Micro, which sells server and storage systems, was hurt by the West Coast port strike earlier in the year and a subsequent business slowdown in China and Europe. We sold Twitter and Super Micro from the portfolio. In addition, holdings in Baidu, Inc., a Chinese Internet search engine company, detracted as the company significantly increased its capital spending, and its earnings failed to meet expectations. Investors were also concerned about Chinese growth and the recent domestic stock market declines in China. We believe that Baidu's spending has now been reduced in line with investor expectations while its core search business remains very healthy, and we have added to the fund's position there.

* Not held in the portfolio as of October 31, 2015.

Outlook and Positioning

Going forward, we are somewhat concerned about the environment for stocks as the Fed is expected to raise short-term interest rates over the next 12 months. However, we believe that technology stocks have the capacity to outperform the broader market because of the prevalence within the sector of attractive mid-cap and large-cap issues that have strong fundamentals, healthy balance sheets and reasonable valuations. Also, many technology companies have relatively minor exposure to the currently weak emerging markets. Of course, we will be closely monitoring the economies of North America and Europe, as those two areas of the world are the principal determinants of technology stock performance.

The fund continues to focus on higher quality within the Internet and software and services subsectors, as we foresee ample growth within that area; at the same time, we plan to avoid smaller technology companies with high valuations. We are also selectively investing in the semiconductor sector for potential merger and acquisition activity as well as sector recovery; semiconductor stocks tend to rebound strongly after several quarters of inventory correction. Within non-technology stocks, the fact that growth for health care and biotechnology companies is largely detached from the U.S. macroeconomic situation makes them an attractive tool for fund diversification should the U.S. economy falter. As mentioned, we are also cautious in our approach to the biotechnology subsector given the recent talk of drug price regulation there, though at the same time we view this as more of a short-term market concern. We plan to vary the fund's allocation in health care and biotechnology stocks based on market sentiment and valuations going forward. Lastly, we are closely monitoring the energy sector for any sign that oil prices are poised to turn up.

Ten Largest Equity Holdings at October 31, 2015 (36.6% of Net Assets)
1. Alphabet, Inc. Provides a Web-based search engine for the Internet	7.6%
2. Facebook, Inc. Operates a social networking Web site	4.9%
3. Amazon.com, Inc. An online retailer of numerous products and services	4.8%
4. Apple, Inc. Manufacturer of personal computers and communication solutions	3.9%
5. Visa, Inc. Operates a retail electronic payments network and manages global financial services	3.7%
6. MasterCard, Inc. Offers transaction processing and related services	2.5%
7. Adobe Systems, Inc. Producer of print and graphic software systems	2.4%
8. Accenture PLC Provides management and technology consulting services and solutions	2.4%
9. salesforce.com, Inc. Provides application services that allow organizations to share customer information on demand	2.2%
10. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	2.2%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 56 for contact information.

Portfolio Management Team

Clark Chang, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2007 after seven years of experience as senior analyst for technology sector for Firsthand Capital Management, Nollenberger Capital Partners and Fulcrum Global Partners.

— Global Equity Analyst for Technology Fund: New York.

— BS in Computer Science from University of California, Los Angeles (UCLA); MBA with Finance concentration from Anderson School of Management, UCLA.

Nicholas Daft, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2007 after two years of industry experience as an Analyst at Buckeye Capital and Wasserstein Perella.

— Portfolio Manager for US Large Cap Equity: New York

— BA in Asian Studies from Williams College; MBA in Finance from Columbia Business School.

Jaimin Soni, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2013 after 13 years of industry experience, most recently as Equity Analyst for Bank of America Merrill Lynch.

— Portfolio Manager US Large Cap Equity: New York.

— BA, University of Illinois; MBA, University of Chicago.

Nataly Yackanich, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2005 after four years of industry experience as a Research Analyst at Credit Suisse Research US, LLC and as a Small Cap Analyst at Sidoti & Co, LLC.

— Research Analyst for Global Small, US Small and US Mid Cap Equities: New York.

— BA in Economics, Johns Hopkins University; MSc in Economics, London School of Economics.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Technology Funds category consists of funds that look for returns from the broad information technology sector, which is comprised of companies involved in the development, production and marketing of hardware or software products and services. Technology funds may invest in domestic or international stocks, focusing specifically on Internet-related firms or choosing a broad swath of exposure to database management, electronics equipment or semiconductor firms.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	9.80%	11.40%	7.21%
Adjusted for the Maximum Sales Charge (max 5.75% load)	3.49%	10.09%	6.57%
S&P 500® Index†	5.20%	14.33%	7.85%
S&P® North American Technology Sector Index‡	14.24%	14.49%	10.09%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	8.47%	10.15%	5.99%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	6.00%	10.02%	5.99%
S&P 500® Index†	5.20%	14.33%	7.85%
S&P® North American Technology Sector Index‡	14.24%	14.49%	10.09%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	8.85%	10.43%	6.26%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	8.85%	10.43%	6.26%
S&P 500® Index†	5.20%	14.33%	7.85%
S&P® North American Technology Sector Index‡	14.24%	14.49%	10.09%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	9.93%	11.52%	7.28%
S&P 500® Index†	5.20%	14.33%	7.85%
S&P® North American Technology Sector Index‡	14.24%	14.49%	10.09%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	10.03%	11.72%	7.60%
S&P 500® Index†	5.20%	14.33%	7.85%
S&P® North American Technology Sector Index‡	14.24%	14.49%	10.09%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2015 are 0.99%, 2.18%, 1.87%, 0.85% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Science and Technology Fund — Class A ■ S&P 500 Index† ■ S&P North American Technology Sector Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

‡ The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/15	$ 17.95	$ 12.66	$ 13.50	$ 18.10	$ 19.23
10/31/14	$ 20.01	$ 15.34	$ 16.07	$ 20.12	$ 21.14
Distribution Information as of 10/31/15
Capital Gain Distributions, Twelve Months	$ 3.70	$ 3.70	$ 3.70	$ 3.70	$ 3.70

Investment Portfolio as of October 31, 2015

	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 9.5%
Internet & Catalog Retail
Amazon.com, Inc.*	51,364	32,148,728
Expedia, Inc.	48,200	6,569,660
JD.com, Inc. (ADR)*	101,529	2,804,231
Netflix, Inc.*	78,930	8,554,433
The Priceline Group, Inc.*	9,312	13,541,883
		63,618,935
Financials 1.0%
Real Estate Investment Trusts
American Tower Corp. (REIT)	65,763	6,722,951
Health Care 5.5%
Biotechnology 3.0%
Biogen, Inc.*	9,757	2,834,506
BioMarin Pharmaceutical, Inc.*	29,700	3,476,088
Celgene Corp.*	63,984	7,851,477
Gilead Sciences, Inc.	57,122	6,176,602
		20,338,673
Health Care Equipment & Supplies 1.6%
Medtronic PLC	118,109	8,730,618
Zeltiq Aesthetics, Inc.* (a)	57,353	1,935,090
		10,665,708
Health Care Providers & Services 0.5%
Centene Corp.*	58,400	3,473,632
Pharmaceuticals 0.4%
Flamel Technologies SA (ADR)*	168,259	2,756,082
Industrials 2.4%
Aerospace & Defense 1.4%
Raytheon Co.	81,233	9,536,754
Electrical Equipment 1.0%
Acuity Brands, Inc.	30,688	6,708,397
Information Technology 75.1%
Communications Equipment 4.0%
Ciena Corp.* (a)	140,508	3,391,863
Cisco Systems, Inc.	391,841	11,304,613
Infinera Corp.* (a)	136,874	2,704,630
Juniper Networks, Inc.	142,100	4,460,519
Palo Alto Networks, Inc.*	31,890	5,134,290
		26,995,915
Electronic Equipment, Instruments & Components 0.3%
Cognex Corp.	52,758	1,983,701
Internet Software & Services 20.3%
Akamai Technologies, Inc.*	34,161	2,077,672
Alibaba Group Holding Ltd. (ADR)* (a)	133,673	11,205,808
Alphabet, Inc. "A"*	34,591	25,507,057
Alphabet, Inc. "C"*	35,749	25,410,747
Baidu, Inc. (ADR)*	57,153	10,714,473
Facebook, Inc. "A"*	322,197	32,854,428
IAC/InterActiveCorp.	64,835	4,344,593
LogMeIn, Inc.*	92,905	6,258,081
NetEase, Inc. (ADR)	35,383	5,113,905
Tencent Holdings Ltd.	711,410	13,406,323
		136,893,087
IT Services 16.5%
Accenture PLC "A"	151,888	16,282,394
Alliance Data Systems Corp.*	24,119	7,170,820
Broadridge Financial Solutions, Inc.	66,666	3,971,960
Cardtronics, Inc.*	70,386	2,428,317
Cognizant Technology Solutions Corp. "A"*	160,634	10,940,782
EPAM Systems, Inc.*	86,764	6,711,195
MasterCard, Inc. "A"	172,704	17,095,969
MAXIMUS, Inc.	77,439	5,281,340
Sabre Corp.	314,271	9,214,426
Vantiv, Inc. "A"*	137,329	6,887,049
Visa, Inc. "A" (a)	323,459	25,093,949
		111,078,201
Semiconductors & Semiconductor Equipment 8.2%
Analog Devices, Inc.	51,800	3,114,216
ARM Holdings PLC (ADR) (a)	117,600	5,577,768
Atmel Corp. (a)	300,441	2,283,352
Cavium, Inc.*	58,357	4,140,429
Lam Research Corp.	133,290	10,208,681
MA-COM Technology Solutions Holdings, Inc.* (a)	72,265	2,438,221
Maxim Integrated Products, Inc.	159,798	6,548,522
Microchip Technology, Inc. (a)	94,444	4,560,701
Micron Technology, Inc.*	140,000	2,318,400
NXP Semiconductors NV*	70,067	5,489,749
Skyworks Solutions, Inc.	26,723	2,064,084
Synaptics, Inc.*	76,611	6,518,830
		55,262,953
Software 20.1%
Activision Blizzard, Inc.	137,455	4,777,936
Adobe Systems, Inc.*	183,905	16,305,017
Aspen Technology, Inc.*	129,772	5,371,263
Autodesk, Inc.*	63,096	3,482,268
Check Point Software Technologies Ltd.* (a)	85,319	7,246,996
Electronic Arts, Inc.*	68,967	4,970,452
Fortinet, Inc.*	102,929	3,536,640
Intuit, Inc.	148,708	14,488,621
Microsoft Corp.	277,000	14,581,280
Oracle Corp.	294,499	11,438,341
Proofpoint, Inc.* (a)	54,606	3,846,447
Qlik Technologies, Inc.*	94,011	2,949,125
Red Hat, Inc.*	142,220	11,251,024
salesforce.com, Inc.*	193,399	15,029,036
Splunk, Inc.*	40,262	2,261,114
Synopsys, Inc.*	93,516	4,673,930
Ultimate Software Group, Inc.*	33,425	6,830,399
Verint Systems, Inc.*	49,635	2,361,633
		135,401,522
Technology Hardware, Storage & Peripherals 5.7%
Apple, Inc.	217,823	26,029,849
EMC Corp.	181,194	4,750,907
SanDisk Corp.	60,460	4,655,420
Western Digital Corp.	41,808	2,793,611
		38,229,787
Materials 1.5%
Chemicals 0.6%
Ecolab, Inc.	29,834	3,590,522
Containers & Packaging 0.9%
Sealed Air Corp.	125,477	6,163,430
Telecommunication Services 0.9%
Wireless Telecommunication Services
SBA Communications Corp. "A"*	53,398	6,355,429
Total Common Stocks (Cost $470,802,460)		645,775,679

Other Investments 0.3%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	1,114,080
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	35,480
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	334,135
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	544,761
Total Other Investments (Cost $11,747,565)		2,028,456
Securities Lending Collateral 9.1%
Daily Assets Fund, 0.17% (c) (d) (Cost $61,508,659)	61,508,659	61,508,659

Cash Equivalents 4.1%
Central Cash Management Fund, 0.12% (c) (Cost $27,380,829)	27,380,829	27,380,829

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $571,439,513)†	109.4	736,693,623
Other Assets and Liabilities, Net	(9.4)	(63,314,158)
Net Assets	100.0	673,379,465

* Non-income producing security.

† The cost for federal income tax purposes was $578,479,791. At October 31, 2015, net unrealized appreciation for all securities based on tax cost was $158,213,832. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $185,927,127 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,713,295.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $59,894,659, which is 8.9% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,116,717	1,114,080	0.16
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	35,480	0.01
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,106,496	334,135	0.05
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	544,761	0.08
Total Restricted Securities		11,747,565	2,028,456	0.30

** These securities represent venture capital funds.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)
Consumer Discretionary	$ 63,618,935	$ —	$ —	$ 63,618,935
Financials	6,722,951	—	—	6,722,951
Health Care	37,234,095	—	—	37,234,095
Industrials	16,245,151	—	—	16,245,151
Information Technology	492,438,843	13,406,323	—	505,845,166
Materials	9,753,952	—	—	9,753,952
Telecommunication Services	6,355,429	—	—	6,355,429
Other Investments	—	—	2,028,456	2,028,456
Short-Term Investments (e)	88,889,488	—	—	88,889,488
Total	$ 721,258,844	$ 13,406,323	$ 2,028,456	$ 736,693,623

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $482,550,025) — including $59,894,659 of securities loaned	$ 647,804,135
Investment in Daily Assets Fund (cost $61,508,659)*	61,508,659
Investment in Central Cash Management Fund (cost $27,380,829)	27,380,829
Total investments in securities, at value (cost $571,439,513)	736,693,623
Foreign currency, at value (cost $6,443)	5,915
Receivable for investments sold	29,839,411
Receivable for Fund shares sold	45,182
Dividends receivable	289,601
Interest receivable	10,978
Other assets	33,464
Total assets	766,918,174
Liabilities
Cash overdraft	12,151,968
Payable upon return of securities loaned	61,508,659
Payable for investments purchased	18,565,035
Payable for Fund shares redeemed	375,688
Accrued management fee	253,850
Accrued Trustees' fees	7,280
Other accrued expenses and payables	676,229
Total liabilities	93,538,709
Net assets, at value	$ 673,379,465
Net Assets Consist of
Accumulated net investment loss	(1,685,056)
Net unrealized appreciation (depreciation) on: Investments	165,254,110
Foreign currency	(527)
Accumulated net realized gain (loss)	63,811,633
Paid-in capital	445,999,305
Net assets, at value	$ 673,379,465

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($551,878,055 ÷ 30,740,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.95
Maximum offering price per share (100 ÷ 94.25 of $17.95)	$ 19.05

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($238,318 ÷ 18,824 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.66

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($17,804,038 ÷ 1,319,054 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 13.50
Class S Net Asset Value, offering and redemption price(a) per share ($99,244,707 ÷ 5,483,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.10
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,214,347 ÷ 219,125 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 19.23

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Dividends	$ 5,655,504
Income distributions — Central Cash Management Fund	13,920
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	112,996
Total income	5,782,420
Expenses: Management fee	3,134,150
Administration fee	679,811
Services to shareholders	1,105,360
Distribution and service fees	1,405,172
Custodian fee	25,684
Professional fees	109,096
Reports to shareholders	86,730
Registration fees	72,696
Trustees' fees and expenses	28,226
Other	37,943
Total expenses before expense reductions	6,684,868
Expense reductions	(1,815)
Total expenses after expense reductions	6,683,053
Net investment income (loss)	(900,633)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	66,860,240
Foreign currency	(414)
66,859,826
Change in net unrealized appreciation (depreciation) on: Investments	(2,829,304)
Foreign currency	(226)
(2,829,530)
Net gain (loss)	64,030,296
Net increase (decrease) in net assets resulting from operations	$ 63,129,663

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income (loss)	$ (900,633)	$ (929,678)
Net realized gain (loss)	66,859,826	180,200,887
Change in net unrealized appreciation (depreciation)	(2,829,530)	(85,124,158)
Net increase (decrease) in net assets resulting from operations	63,129,663	94,147,051
Distributions to shareholders from: Net realized gains: Class A	(103,878,299)	—
Class B	(238,000)	—
Class C	(4,012,038)	—
Class S	(17,662,240)	—
Institutional Class	(884,505)	—
Total distributions	(126,675,082)	—
Fund share transactions: Proceeds from shares sold	40,721,839	43,733,060
Reinvestment of distributions	114,736,780	—
Payments for shares redeemed	(101,845,995)	(100,720,603)
Redemption fees	2,258	2,945
Net increase (decrease) in net assets from Fund share transactions	53,614,882	(56,984,598)
Increase (decrease) in net assets	(9,930,537)	37,162,453
Net assets at beginning of period	683,310,002	646,147,549
Net assets at end of period (including accumulated net investment loss of $1,685,056 and $887,132, respectively)	$ 673,379,465	$ 683,310,002

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 20.01	$ 17.38	$ 14.69	$ 13.48	$12.81
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.03)	(.02)	(.04)	(.06)
Net realized and unrealized gain (loss)	1.66	2.66	2.71	1.25	.72
Total from investment operations	1.64	2.63	2.69	1.21	.66
Less distributions from: Net investment income	—	—	—	—	(.01)
Net realized gains	(3.70)	—	—	—	—
Total distributions	(3.70)	—	—	—	(.01)
Increase from regulatory settlements	—	—	—	—	.02[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 17.95	$ 20.01	$ 17.38	$ 14.69	$ 13.48
Total Return (%)[b]	9.80	15.13	18.31	8.98	5.28[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	552	562	535	508	517
Ratio of expenses (%)	.98	.99	1.01	1.01	1.04
Ratio of net investment income (loss) (%)	(.13)	(.13)	(.11)	(.28)	(.40)
Portfolio turnover rate (%)	315	174	43	22	17

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The fund received $0.021 per share of non-affiliated regulatory settlements for the period ended October 31, 2011. Excluding these non-recurring payments, total return would have been 0.15% lower for the period ended October 31, 2011.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 15.34	$ 13.48	$ 11.53	$10.70	$10.26
Income (loss) from investment operations: Net investment income (loss)[a]	(.17)	(.19)	(.15)	(.16)	(.14)
Net realized and unrealized gain (loss)	1.19	2.05	2.10	.99	.56
Total from investment operations	1.02	1.86	1.95	.83	.42
Less distributions from: Net realized gains	(3.70)	—	—	—	—
Increase from regulatory settlements	—	—	—	—	.02[d]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.66	$ 15.34	$ 13.48	$ 11.53	$ 10.70
Total Return (%)[b]	8.47[c]	13.87	16.91	7.76	4.29[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	1	2	3	4
Ratio of expenses before expense reductions (%)	2.55	2.18	2.17	2.11	2.08
Ratio of expenses after expense reductions (%)	2.27	2.18	2.17	2.11	2.08
Ratio of net investment income (loss) (%)	(1.31)	(1.30)	(1.24)	(1.38)	(1.44)
Portfolio turnover rate (%)	315	174	43	22	17

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The fund received $0.017 per share of non-affiliated regulatory settlements for the period ended October 31, 2011. Excluding these non-recurring payments, total return would have been 0.15% lower for the period ended October 31, 2011.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.07	$ 14.07	$ 12.01	$ 11.11	$ 10.65
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.15)	(.13)	(.14)	(.13)
Net realized and unrealized gain (loss)	1.26	2.15	2.19	1.04	.57
Total from investment operations	1.13	2.00	2.06	.90	.44
Less distributions from: Net realized gains	(3.70)	—	—	—	—
Increase from regulatory settlements	—	—	—	—	.02[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$13.50	$ 16.07	$ 14.07	$ 12.01	$ 11.11
Total Return (%)[b]	8.85	14.21	17.15	8.10	4.32[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	18	17	18	19
Ratio of expenses (%)	1.85	1.87	1.91	1.90	1.94
Ratio of net investment income (loss) (%)	(1.00)	(1.01)	(1.01)	(1.18)	(1.30)
Portfolio turnover rate (%)	315	174	43	22	17

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The fund received $0.017 per share of non-affiliated regulatory settlements for the period ended October 31, 2011. Excluding these non-recurring payments, total return would have been 0.15% lower for the period ended October 31, 2011.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 20.12	$ 17.45	$ 14.74	$ 13.51	$12.84
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	.00*	(.01)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.68	2.67	2.72	1.26	.70
Total from investment operations	1.68	2.67	2.71	1.23	.66
Less distributions from: Net investment income	—	—	—	—	(.01)
Net realized gains	(3.70)	—	—	—	—
Total distributions	(3.70)	—	—	—	(.01)
Increase from regulatory settlements	—	—	—	—	.02[b]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 18.10	$ 20.12	$ 17.45	$ 14.74	$ 13.51
Total Return (%)	9.93	15.36	18.39	9.10	5.32[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	97	89	84	85
Ratio of expenses (%)	.85	.85	.94	.92	.95
Ratio of net investment income (loss) (%)	.00	.01	(.03)	(.19)	(.31)
Portfolio turnover rate (%)	315	174	43	22	17

[a] Based on average shares outstanding during the period.

[b] The fund received $0.021 per share of non-affiliated regulatory settlements for the period ended October 31, 2011. Excluding these non-recurring payments, total return would have been 0.15% lower for the period ended October 31, 2011.

* Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 21.14	$ 18.31	$ 15.44	$ 14.12	$ 13.43
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.02	.03	.01	(.01)
Net realized and unrealized gain (loss)	1.77	2.81	2.84	1.31	.75
Total from investment operations	1.79	2.83	2.87	1.32	.74
Less distributions from: Net investment income	—	—	—	—	(.07)
Net realized gains	(3.70)	—	—	—	—
Total distributions	(3.70)	—	—	—	(.07)
Increase from regulatory settlements	—	—	—	—	.02[b]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 19.23	$ 21.14	$ 18.31	$ 15.44	$ 14.12
Total Return (%)	10.03	15.46	18.59	9.35	5.66[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	3	11	19
Ratio of expenses (%)	.76	.76	.71	.67	.67
Ratio of net investment income (loss) (%)	.09	.08	.21	.08	(.03)
Portfolio turnover rate (%)	315	174	43	22	17

[a] Based on average shares outstanding during the period.

[b] The fund received $0.022 per share of non-affiliated regulatory settlements for the period ended October 31, 2011. Excluding these non-recurring payments, total return would have been 0.15% lower for the period ended October 31, 2011.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Science and Technology Fund (the "Fund") is a non-diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

The other investments represent investments in venture capital funds and are categorized as Level 3. The value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the Management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the venture capital funds.

Exchange-traded written and purchased options are valued at the last sale price or, in the absence of a sale , the mean between the closing bid and asked prices or at the most recent asked price (bid for purchase options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

From January 1, 2015 through October 31, 2015, the Fund elects to defer qualified late year losses of approximately $1,685,000 of net ordinary losses and treat them as arising in the fiscal year ending October 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, certain securities sold at a loss and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$ 70,851,911
Net unrealized appreciation (depreciation) on investments	$ 158,213,832

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distribution from long-term capital gains	$ 126,675,082	$ —

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2015, the Fund entered into options in order to hedge against the Fund's underweight position in a subsector.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of October 31, 2015. For the year ended October 31, 2015, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $709,000.

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (a)	$ (709,000)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from investments includes purchased options.

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term instruments) aggregated $2,088,154,643 and $2,179,928,834, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.52%
Class B	2.27%
Class C	2.27%
Class S	1.27%
Institutional Class	1.27%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.39%
Class B	2.14%
Class C	2.14%
Class S	1.14%
Institutional Class	1.14%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for Class B were $1,815.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $679,811, of which $55,015 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 411,183	$ 57,787
Class B	5,700	798
Class C	25,950	2,918
Class S	160,836	26,258
Institutional Class	2,728	457
	$ 606,397	$ 88,218

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 4,804	$ 158
Class C	131,224	10,821
	$ 136,028	$ 10,979

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 1,225,167	$ 225,649.22%
Class B	1,513	180.24%
Class C	42,464	7,105.24%
	$ 1,269,144	$ 232,934

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015 aggregated $11,136.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $203 and $341, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $239 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,260, of which $7,989 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $9,826.

E. Investing in Science and Technology Securities

The Fund concentrates its investments in the group of industries constituting the science and technology sectors. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.

In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services and new market entrants.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,772,752	$ 31,739,699	1,542,780	$ 29,386,517
Class B	122	1,478	1,980	29,126
Class C	150,302	1,999,585	84,252	1,289,024
Class S	333,298	5,934,571	517,854	9,864,404
Institutional Class	55,210	1,046,506	159,984	3,163,989
		$ 40,721,839		$ 43,733,060
Shares issued to shareholders in reinvestment of distributions
Class A	5,633,184	$ 92,951,143	—	$ —
Class B	19,720	231,903	—	—
Class C	308,708	3,858,849	—	—
Class S	1,012,064	16,810,380	—	—
Institutional Class	50,142	884,505	—	—
		$ 114,736,780		$ —
Shares redeemed
Class A	(4,749,045)	$ (82,782,495)	(4,268,537)	$ (80,478,485)
Class B	(75,438)	(960,128)	(73,184)	(1,061,046)
Class C	(232,119)	(3,067,536)	(207,340)	(3,141,671)
Class S	(689,341)	(12,293,025)	(763,141)	(14,535,766)
Institutional Class	(147,374)	(2,742,811)	(76,539)	(1,503,635)
		$ (101,845,995)		$ (100,720,603)
Redemption fees		$ 2,258		$ 2,945
Net increase (decrease)
Class A	2,656,891	$ 41,910,318	(2,725,757)	$ (51,089,396)
Class B	(55,596)	(726,747)	(71,204)	(1,031,920)
Class C	226,891	2,791,128	(123,088)	(1,852,645)
Class S	656,021	10,451,983	(245,287)	(4,670,991)
Institutional Class	(42,022)	(811,800)	83,445	1,660,354
		$ 53,614,882		$ (56,984,598)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Securities Trust and the Shareholders of Deutsche Science and Technology Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Science and Technology Fund (one of the Funds constituting Deutsche Securities Trust) (the "Fund"), including the investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Science and Technology Fund (one of the Funds constituting Deutsche Securities Trust) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,040.60	$ 1,035.20	$ 1,036.90	$ 1,041.40	$ 1,041.70
Expenses Paid per $1,000*	$ 5.04	$ 11.59	$ 9.45	$ 4.37	$ 4.07
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,020.27	$ 1,013.81	$ 1,015.93	$ 1,020.92	$ 1,021.22
Expenses Paid per $1,000*	$ 4.99	$ 11.47	$ 9.35	$ 4.33	$ 4.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Science and Technology Fund	.98%	2.26%	1.84%	.85%	.79%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $77,937,000 as capital gain dividends for its year ended October 31, 2015.

The Fund paid distributions of $3.70 per share from net long-term capital gains during its year ended October 31, 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Science and Technology Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	25159L 562	25159L 554	25159L 547	25159L 539	25159L 521
Fund Number	001	201	301	2313	511

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche science and technology Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$74,534	$0	$9,556	$0
2014	$74,200	$0	$7,441	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$473,574	$2,763,576
2014	$0	$291,072	$7,017,733

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$9,556	$3,237,150	$880,336	$4,127,042
2014	$7,441	$7,308,805	$411,123	$7,727,369

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Science and Technology Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015